EXHIBIT 10.13

THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF (COLLECTIVELY, THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ACT), OR ANY APPLICABLE STATE SECURITIES LAWS. THEY ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S (REGULATION S) PROMULGATED UNDER THE ACT. THE SECURITIES AND NO INTEREST HEREIN OR THEREIN MAY BE ISSUED OR SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATIONS) UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS. ANY HEDGING TRANSACTIONS RELATED TO THESE SECURITIES MAY NOT BE CONDUCTED EXCEPT IN ACCORDANCE WITH THE ACT.

THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No. O-2	OPTION TO PURCHASE
ISSUED	COMMON STOCK
Void After

INTERLEUKIN GENETICS, INC.

OPTION

THIS IS TO CERTIFY that, for value received and subject to the terms and conditions hereof,                      , or such person to whom this Option is transferred pursuant to Section 7 hereof (the Holder), is entitled to exercise this Option to purchase an aggregate of                 fully paid and nonassessable shares of INTERLEUKIN GENETICS, INC., a Delaware corporation (the Company), $.00l par value per share, Common Stock (the Option Stock), at a price per share of $           (the Exercise Price) (such number of shares and the Exercise Price being subject to adjustment as provided herein).

This Option is subject to the following additional terms and conditions:

1.             Exercise Rights

This Option may be exercised by the Holder, at any time after the date hereof, but not later than                 (the Exercise Period), in whole or in part, by delivering to the Company at 135 Beaver Street, Waltham, MA 02452 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) (i) this Option certificate, (ii) a money order, certified or bank check drawn in United States currency or wire transfer and payable to the Company in the amount of the Exercise Price multiplied by the number of shares for which this Option is being exercised (the Purchase Price), and (iii) the form of Election to Purchase attached hereto duly completed and executed by the Holder. The payment and subscription materials shall be accompanied by such other instruments or agreements duly signed by Holder as may be reasonably necessary or advisable in order that the issuance of such Option Stock complies with applicable rules and regulations under the Securities Act of 1933, as amended (the Securities Act), any applicable state securities laws or any requirement of any national securities exchange on which Option Stock may be traded.

2.             Delivery of Stock Certificates

As soon as practicable after exercise of this Option, in whole or in part, the Company shall issue and deliver or cause to be delivered to, or upon the order of, the Holder, in such name or names as may be directed by Holder subject to the provisions of Section 7 hereof, a certificate or certificates for the number of shares of Option Stock to which Holder is entitled, and if the Option Stock represented by the surrendered Option shall not have been exercised in full, a new Option for the remaining number of shares of Option Stock which shall not have been exercised, (however, to the extent such a new Option is issued for such remaining number of shares of Option Stock on the same terms and conditions as set forth herein, such replacement Option may be unilaterally executed and delivered by the Company, without need for Holder’s signature).

3.             Covenants as to Option Stock

All the shares of Option Stock issued pursuant to the exercise of this Option will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Option Stock. The Company shall not be required, however, to pay any tax imposed in connection with any transfer involved in the issuance of Option Stock in a name other than that of the Holder. In such case, the Company shall not be required to issue any certificate for Option Stock until the person or persons requesting the same shall have paid to the Company the amount of any such tax or shall have established to the Company’s satisfaction that the tax has been paid or that no tax is due. The Company shall at all times reserve and keep available such number of shares of its authorized but unissued Option Stock as shall from time to time be sufficient to permit the exercise of this Option.

4.             Notice to Holder

4.1.          Notice to Holder.      If, at any time after the date hereof:

(a)           the Company shall authorize the distribution to all holders of Option Stock or evidence of the Company’s indebtedness, assets (other than Option Stock for which adjustment is provided in Section 5 hereof) or cash dividends or cash distributions payable out of current earnings, retained earnings or earned surplus or dividends payable in capital stock of the Company;

(b)           there shall be proposed any consolidation or merger to which the Company is to be a party and for which approval of the holders of Option Stock is required, or the conveyance or transfer of the assets of the Company substantially as an entirety;

(c)           there shall be proposed any capital reorganization or reclassification (other than a subdivision or combination of shares, stock dividend, consolidation, merger, or conveyance or transfer of assets provided for elsewhere herein); or

(d)           there shall be proposed the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be given to Holder at the address registered with the Company, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Option Stock to be entitled to receive any such distributions are to be determined or (ii) the date on which any consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of Option Stock shall be entitled to exchange the shares for securities or other property, if any, deliverable upon the consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. Such notice shall be filed and mailed in the case of a notice pursuant to clause (i) above at least 10 calendar days before the record date specified and, in the case of a notice pursuant to clause (ii) above, at least 20 calendar days before the earlier of the dates specified. Any notice pursuant to clause (ii) above shall also state whether or not unexercised Options will become void as provided in the last sentence of Section 4.2.

4.2.          Expiration Date of Options or Limitations of Rights.   For any transaction pursuant to Section 4.1(b) in which the Company is not the surviving or acquiring entity and Holder does not exercise all of this Option, the Company shall use reasonable efforts to negotiate to cause the surviving or acquiring entity to assume the obligation represented by this Option so as to insure that Holder will thereafter have the right to acquire and receive in lieu of the shares of Option Stock then immediately acquirable and receivable upon exercise of this Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Option Stock then immediately acquirable and receivable upon exercise of this Option had such transaction not taken place. As to any transaction specified in Section 4.1(b) above in which the Company shall not be the surviving or acquiring party and in which the Company is unable to negotiate the assumption of the obligations represented by this Option by the acquiring or surviving entity (and the Company has used its reasonable efforts to negotiate such assumption), or in which the Company is disposing of substantially all of its assets, or any transaction specified in Section 4.1(c) or (d), the right to exercise this Option shall expire at the close of business on the later of the dates specified in such notice as the date on which any consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective and the date as of which it is expected that holders of record of shares of Option Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon the consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up.

Any Option not so exercised in such cases shall become void and all rights under this Option shall cease.

5.             Adjustments for Stock Splits, Etc.

If the Company shall issue any shares of the same class as the Option Stock as a stock dividend or subdivide the number of outstanding shares of such class into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of shares of Option Stock at that time issuable pursuant to the exercise of this Option shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of the same class as the Option Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of shares of Option Stock at that time issuable pursuant to the exercise of this Option shall be proportionately decreased. Each adjustment in the number of shares of Option Stock issuable hereunder shall be to the nearest whole share.

6.             Fractional Shares

No fractional shares shall be issued upon the exercise of this Option. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the fair market value of the fractional shares (as determined by the Company’s Board of Directors) on the date of exercise.

7.             Restrictions on Transfer

Neither this Option nor the Option Stock issued upon exercise hereof shall be transferable by the Holder or Holder’s permitted assigns except (a) to persons who demonstrate to the reasonable satisfaction of the Company that they are accredited investors within the meaning of Regulation D promulgated under the Securities Act or otherwise reasonably appropriate and acceptable to the Company to demonstrate compliance with the Securities Act and Regulation S promulgated thereunder, (b) in the case of an individual, pursuant to such individual’s last will and testament or the laws of descent and distribution, or (c) to any underwriter in connection with an underwritten public offering in which this Option will be exercised by such underwriters prior to or concurrently with the sale of the Option Stock to the public and, in any of the foregoing cases, only in compliance with the Securities Act. Any attempted transfer in contravention of this Section 7 shall be null and void. Any such transferee may be required to execute an investment letter containing representation and warranties as to such transferee’s investment intent, financial sophistication and ability to bear the risk of any investment in the Option and the Option Stock, and containing substantially similar warranties and representations to those contained in Section 9 hereof or otherwise reasonably appropriate and acceptable to the Company to demonstrate compliance with the Securities Act, before any such transfer shall be given effect.

8.             Legend

Each stock certificate representing Option Stock shall carry such appropriate legend, and such written instructions shall be given to the Company’s transfer agent, as may be reasonably necessary or advisable to satisfy the requirements of Regulation S, the Securities Act or any state securities laws.

9.             Investment Warranties and Representations

In connection with the acquisition of this Option, and with the understanding that warranties and representations of similar effect hereto may be required to be made by any holder of this Option in connection with the exercise thereof, Holder hereby makes the following representations to the Company in order that the Company may rely on such representations in connection with the issuance and sale of this Option and/or the Option Stock:

(a)           Holder is at present financially able to bear the economic risks of an investment in this Option and the Option Stock of the Company and has no need for liquidity in this investment.

(b)           Holder has received no public solicitation or advertisement and has attended no public seminar or meeting regarding investment in the Company, nor is Holder aware of any such public solicitation, advertisement or meeting.

(c)           This Option has been, and, if the Option is exercised, the Option Stock will be, acquired for the account of Holder for investment and not with a view to resale or further distribution thereof in contravention of applicable law.

(d)           Holder has no contract, undertaking, arrangement or agreement with any person to sell or transfer or to have any person sell for Holder all or any of the Option or Option Stock and is aware of and agrees to the restrictions on transferability of the Option imposed by Section 7 hereof.

(e)           Prior to any exercise of the Option, Holder understands and agrees that it may be required to represent and provide such reasonably satisfactory evidence thereof as the Company may require that Holder is an accredited investor within the meaning of Regulation D promulgated by the Securities and Exchange Commission.

(f)            Holder is knowledgeable in and experienced with respect to investments in general and with respect to investments of a nature similar to an investment in the Company. By reason of such knowledge and experience, Holder is capable of evaluating the merits and risks of, and making an informed business decision with regard to, an investment in the Company.

(g)           Holder (i) received all the information that Holder deemed necessary to make an informed investment decision with respect to an investment in the Company, (ii) has had the unrestricted opportunity to make such investigation as Holder desired pertaining to the Company and an investment therein to verify the information previously furnished to Holder; and (iii) has had the opportunity to ask questions of the Company’s representatives concerning the Company.

(h)           Holder hereby consents to the placement of a legend on any certificate evidencing the Option or Option Stock, which legend shall be in form substantially as set forth at the top of this Option, or as otherwise required by the Company.

(i)            Holder also consents to the placement of a stop order on the stock transfer books of the Company to enforce the restrictions set forth in the above-mentioned legend. Holder further agrees to indemnify to hold the Company harmless from and against all loss, liabilities, obligations and costs arising out of or related to the resale or distribution by Holder of all or any portion of the Option and Option Stock under such circumstances as to bring the issuance, sale or transfer of the Option and Option Stock within the provisions of Section 5 of the Securities Act unless a Registration Statement under the Securities Act is in effect as to the Option or Option Stock or unless an opinion of counsel satisfactory to the Company is delivered opining that an exemption from such registration requirements is available for any such sale or transfer.

(j)            Holder understands and acknowledges that the offer and sale of the Option and Option Stock have not been registered under the Securities Act, or under the securities laws of any state (the securities laws), on the grounds that the offering and sale of the Option and Option Stock are exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder, and pursuant to Rule 903 or Rule 904 of Regulation S, and that the Company’s reliance upon such exemptions is, in part, predicated upon Holder’s representations, warranties, agreements and certifications set forth in this Agreement, nor have the Option or Option Stock been registered or qualified for sale under the laws of the other jurisdiction (either within or outside of the United States) and that the Company has no obligations hereunder or any current intention to effect any such registration or qualification.

(k)           Holder has consulted with securities counsel in regard to the securities laws and is fully aware (i) of the circumstances under which Holder is required to hold the Option and Option Stock, (ii) of the limitations on the transfer or disposition of the Option and Option Stock, (iii) that the Option and Option Stock must be held indefinitely unless the transfer thereof is registered under the securities laws or an exemption from registration is available and (iv) that no exemption from registration is likely to become available for at least one year from the date of acquisition of the Option and Option Stock. Holder has been advised by securities counsel as to the provisions of Rules 144 and 145 and Regulation S as promulgated by the SEC under the Act and has been advised of the applicable limitations thereof. Holder acknowledges that the Company is relying upon the truth and accuracy of the representations and warranties in this Agreement by Holder in consummating the transactions contemplated by this Agreement without registering the securities under the securities laws.

(m)          Offshore Transaction.         Holder hereby represents and warrants to the Company as follows:

(1)                                   The Holder did not receive any offer to purchase the Option or Option Stock in the United States. This Agreement has not been executed by the Holder in the United States.

(2)                                   The Holder is not a U.S. person, as defined by Rule 902(k) of Regulation S (a U.S. Person), promulgated under the Securities Act and as set forth in Schedule A attached hereto, and is not acquiring the Option or Option Stock directly or indirectly, for the account or benefit of any U.S. Person.

(3)                                   This transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, nor will Holder engage in any transaction or series of transactions that although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration requirements of the Securities Act with respect to the Option or Option Stock.

(4)                                   All subsequent offers and sales of the Option or Option Stock by Holder shall be made in compliance with Regulation S under the Securities Act, pursuant to registration under the Securities Act or pursuant to an exemption from such registration. In any case, the Option or Option Stock shall not be resold to U.S. persons or within the United States during the period of one year commencing on the date of the closing of the issuance of the Option or Option Stock.

(n)           Prior to any exercise of the Option, Holder understands and agrees that it either (i) cannot be a U.S. Person as such term is defined by Rule 902(k) of Regulation S promulgated under the Securities Act or (ii) must provide to the Company a written opinion of counsel, which such counsel may be counsel to the Company, to the effect that the Option and the shares of Common Stock issuable to the undersigned pursuant to the exercise of the Option have either been registered under the Securities Act or are exempt from registration thereunder.

(o)           Holder understands and agrees that the Option may not be exercised within the United States and the shares of Common Stock issuable upon exercise of the Option may not be delivered by the Company to any address within the United States.

10.          Holder as Owner

The Company may deem and treat the holder of record of this Option as the absolute owner hereof for all purposes regardless of any notice to the contrary.

11.          No Shareholder Rights

This Option shall not entitle the Holder nor any other person or entity to any voting rights or any other rights or privileges as a shareholder of the Company or to any other rights or privileges whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Option until and then only to the extent that this Option shall be exercised and certificates representing the Option Stock have been issued and delivered to Holder.

12.          Lost Option Certificate

Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Option and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of mutilation) the surrender of this Option for cancellation, the Company will execute and deliver to the Holder, without charge, a new Option of like denomination.

13.          Waivers and Amendments

(a)           This Option is being issued pursuant to the terms of either the Technology Transfer Agreement (as defined below) or Consulting Agreement dated             between the Company and                     , as applicable. Any term of this Option may be amended with the written consent of the Company and the holders of options representing not less than fifty percent (50%) of the shares of Option Stock issuable upon exercise of any and all outstanding options issued pursuant to the Research and Technology Transfer Agreement (the Technology Transfer Agreement) dated             , between                          and the Company, as well as options issued to                         and other employees or affiliates of                           (collectively, the                   Options), even without the consent of the Holder. Any amendment effected in accordance with this Section 13 shall be binding upon each holder of any of the                       Options, each future holder of all such                  Options, and the Company; provided, however, that no special consideration or inducement may be given to any such holder in connection with such consent that is not given ratably to all such holders, and that such amendment must apply to all such holders equally and ratably in accordance with the number of shares of Option Stock issuable upon exercise of their Option. The Company shall promptly give notice to all holders of                     Options of any amendment effected in accordance with this Section 13.

(b)           No waivers of, or exceptions to, any term, condition or provision of this Option. in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

14.          Notices

All notices required or permitted under this Option will be in writing, will reference this Option and will be deemed given: (i) when sent by confirmed facsimile; (ii) ten (10) working days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iii) five (5) working days after deposit with a commercial overnight carrier, with written verification of receipt. All communications will be sent to the addresses set forth below or to such other addresses as may be designated by a party by giving written notice to the other party pursuant to this section:

If to the Holder:

Attention:

If to the Company:

Interleukin Genetics, Inc.
135 Beaver Street
Waltham, MA 02452
Attention: Fenel Eloi

15.          Successor

All the covenants and provisions of this Option by or for the benefit of the Company or Holder shall bind and inure to the benefit of their respective successors and permitted assigns hereunder, provided that this Section 15 shall not authorize Holder to assign this Option or the Option Stock received upon exercise of this Option except as expressly set forth herein.

16.          Benefits of this Option

Nothing in this Option shall be construed to give to any person or company other than the Company and the Holder any legal or equitable right, remedy or claim under this Option. This Option shall be for the sole and exclusive benefit of the Company and such Holder.

17.          Governing Law; Arbitration

This Option shall be deemed to have been made under, and shall be construed and interpreted in accordance with the laws of the State of Delaware. U.S.A. No conflicts-of-law rule or law which might refer such construction and interpretation to the laws of another state, republic, or country shall be considered. Any national law, United Nations treaty or convention, or law arising from any international treaty is hereby waived in favor of the application of Delaware law. The parties hereto hereby specifically exclude the application of The Convention for the International Sale of Goods. Except for injunctive relief, all disputes arising in connection herewith shall be resolved by the dispute resolution procedure of Section 8 of the Technology Transfer Agreement. If either party hereto seeks an injunction, equitable relief or enforcement of the arbitrator such action shall be submitted to the exclusive jurisdiction of the courts in Boston, Massachusetts, U.S.A. and both parties hereto agree to submit to the jurisdiction of such courts.

18.          Severability

Both parties hereto hereby especially agree in contract that neither party hereto intends to violate any public policy, statutory or common law, rule, regulation, treaty or decision of any government agency or executive body thereof of any country or community or association of countries, that if any word, sentence, paragraph or clause or combination thereof of this Option is found, by a court or executive body with judicial powers having jurisdiction over this Option or any of its parties hereto, in a final unappealed order to be in violation of any such provision in any country or community or association of countries, such words, sentences, paragraphs or clauses or combination shall be inoperative in such country or community or association of countries, and the remainder of this Option shall remain binding upon the parties hereto.

19.          Headings

The headings contained in this Option are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Option.

20.          Review of Counsel

Each party hereto acknowledges that it and its counsel have received and reviewed this Option and that normal rules of construction, to the effect that ambiguities are to be resolved against the drafting party, shall not apply to this Option or to any amendments, modifications, schedules, exhibits or attachments to this Option.

IN WITNESS WHEREOF, the Company and the Holder have executed this Option as of the date first written above.

INTERLEUKIN GENETICS, INC.

By:
Fenel Eloi, Chief Operating Officer,
Chief Financial Officer, Secretary and Treasurer

By:
Name:
Title:

ELECTION TO PURCHASE

To:          Interleukin Genetics, Inc.

The undersigned hereby irrevocably elects to purchase                 shares of Common Stock of Interleukin Genetics, Inc. (the Company) issuable upon the exercise of the attached Option, and requests that certificates for such shares shall be issued in the name of and delivered to the address of the undersigned,~ at the address stated below and, if said number of shares shall not be all the shares that may be purchased pursuant to the attached Option, that a new Option evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned hereby agrees with and represents and warrants to the Company that the undersigned is an accredited investor as defined in Rule 501 promulgated under the Securities Exchange Act of 1934, as amended, and that said shares of the Common Stock of the Company are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended.

The undersigned either (i) certifies that the undersigned is not a U.S. Person as that term is defined by Rule 902(k) of Regulation S promulgated under the Securities Act of 1933, as amended, nor is the undersigned acquiring said shares of Common Stock on behalf of a U.S. Person or (ii) has provided to the Company a written opinion of counsel, which such counsel may be counsel to the Company, to the effect that the attached Option and the shares of Common Stock issuable to the undersigned pursuant to this exercise of the Option have either been registered under the Securities Act or are exempt from registration thereunder.

The undersigned represents and warrants that the representations and warranties contained in Section 9(m) of the attached Option Agreement are true and correct as of today.

Payment enclosed in the amount of $

Dated:

Name of holder of Options:
(please print)

Address:

Signature:

ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers to the transferee named below the attached Option, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the transfer agent of Interleukin Genetics, Inc. (the Company) as the undersigned’s attorney, to transfer said Option on the books of the Company, with full power of substitution in the premises.

Dated:

Name of holder of Options:
(please print)

Address:

Signature:

Name of transferee:
(please print)

Address of transferee:

SCHEDULE A

CATEGORIES OF U.S. PERSONS

1.                                     Any natural person resident in the United States;

2.                                     Any partnership or corporation organized or incorporated under the laws of the United States;

3.                                     Any estate of which any executor or administrator is a U.S. person;

4.                                     Any trust of which any trustee is a U.S. person;

5.                                     Any agency or branch of a foreign entity located in the U.S.;

6.                                     Any non-discretionary account or similar account (other than estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

7.                                     Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investment in securities not registered under the Act, unless it is organized or incorporated and owned, by accredited investors (as defined in Rule 501 [a]) who are not natural persons, estate or trusts.

8.                                     Any employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed by a U.S. person.

9.                                     Any agency or branch of a U.S. person located outside the United States shall not be deemed a U.S. person if:

the agency or branch operates for valid business reasons; and the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

10.                               The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United States, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates, and pension plans shall not be deemed U.S. person.